March 11, 2008

Supplement

SUPPLEMENT DATED MARCH 11, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY UTILITIES FUND
Dated April 30, 2007

As of December 31, 2007, the total annual operating expenses for Class B Shares were 1.66%. Accordingly, the portion of the ‘‘Annual Fund Operating Expenses’’ table in the section of the Prospectus entitled ‘‘The Fund — Fees and Expenses’’ relating to Class B is hereby deleted and replaced in its entirety as follows:

Annual Fund Operating Expenses

Class B
Advisory fee	0.45%
Distribution and service (12b-1) fees[1]	1.00%
Other expenses	0.21%
Total annual Fund operating expenses	1.66%

(1)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

UTLSPT3